EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 10, 2015, is by and among CREE, INC., a North Carolina corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 9, 2015 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein; and

WHEREAS, effective as of the date hereof, each Lender delivering an executed signature page to this Amendment to the Administrative Agent by 12:00 p.m. (EST) on or before September 10, 2015 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”) has consented to this Amendment (which together constitute the Required Lenders), and has agreed to the amendments to the Credit Agreement set forth below, which amendments shall become operative on the Amendment Effective Date upon satisfaction or waiver of the conditions set forth in Section 2.1 below.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to Definition of Consolidated EBITDA. The definition of Consolidated EBITDA set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” means, for any period, in each case for the Credit Parties and their Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income (other than amounts specifically excluded from Consolidated Net Income under clauses (a) through (c) of the definition of Consolidated Net Income): (i) Consolidated Interest Expense, (ii) taxes, (iii) depreciation and amortization, (iv) all non-recurring expenses and charges which do not represent a cash item in such period, (v) expenses in connection with the issuance of stock options or other equity as compensation to employees and/or management of any Credit Party or Subsidiary and (vi) costs and expenses, in an amount not to exceed $5,000,000 in the aggregate during any four (4) fiscal quarter period, incurred in connection with any investment, acquisition, asset disposition, equity issuance or incurrence, payment, prepayment, refinancing or redemption of indebtedness (including fees and expenses related to this Agreement and any amendments, supplements and modifications thereof), including the amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses (in each case whether or not consummated) minus (b) to the extent included in calculating Consolidated Net Income, (i) all non-recurring, non-cash items increasing net income for such period and (ii) any cash payments made during such period in respect of items described in clause (iv) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred plus (or minus) (c) non-cash losses (or gains) arising from the impact of mark-to-market valuation of the Credit Parties’ Investment in Lextar Electronics Corporation.

1.2    Amendment to Definition of Material Domestic Subsidiary. The definition of Material Domestic Subsidiary set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Material Domestic Subsidiary” shall mean any Domestic Subsidiary of the Borrower that, together with its Subsidiaries, (a) generates more than 5% of Consolidated EBITDA on a Pro Forma Basis for the four (4) fiscal quarter period most recently ended or (b) owns more than 5% of the Consolidated Total Assets as of the last day of the most recently ended fiscal quarter of the Borrower; provided, however, that if at any time there are Domestic Subsidiaries which are not classified as “Material Domestic Subsidiaries” but which collectively (i) generate more than 10% of Consolidated EBITDA on a Pro Forma Basis or (ii) own more than 10% of the Consolidated Total Assets as of the last day of the most recently ended fiscal quarter of the Borrower, then the Borrower shall promptly designate one or more of such Domestic Subsidiaries as Material Domestic Subsidiaries and cause any such Domestic Subsidiaries to comply with the provisions of Section 7.11 such that, after such Domestic Subsidiaries become Guarantors hereunder, the Non-Guarantor Subsidiaries shall (A) generate less than 10% of Consolidated EBITDA and (B) own less than 10% of the Consolidated Total Assets.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective upon satisfaction (or waiver) of the following conditions (such date, the “Amendment Effective Date”), except for this Section 2.1 which shall become effective on the date hereof:

(a)    Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(b)    Fees and Expenses. The Administrative Agent shall have received from the Borrower such invoiced fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby, including the fees and expenses of King & Spalding LLP, as legal counsel to the Administrative Agent.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this

Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment.

(d)    The representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects, on and as of the date of this Amendment as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date).

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Obligations are not reduced or modified by this Amendment.

3.3    Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9    GOVERNING LAW. This Amendment and the other Credit Documents any claims, controversy or dispute arising out of or relating to this Amendment or any other Credit Document (except, as to any other Credit Document, as expressly set forth therein) shall be governed by, and construed in accordance with, the laws of the State of New York.

3.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 11.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:            CREE, INC.,
a North Carolina corporation

By:/s/ Michael E. McDevitt
Name: Michael E. McDevitt
Title: Executive Vice President and Chief Financial Officer

GUARANTOR:            E-CONOLIGHT LLC,
a Delaware limited liability company

By:/s/ Michael E. McDevitt
Name: Michael E. McDevitt
Title: Executive Vice President and Chief Financial Officer

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By: /s/ Michael Pugsley
Name: Michael Pugsley
Title: Senior Vice President

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	[___Citibank, N.A.____________],
as a Lender

By: /s/ Andrew Kreeger
Name: Andrew Kreeger
Title: Vice President

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	[___GOLDMAN SACHS BANK USA,___],
as a Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	[___HSBC Bank USA, National Association_____],
as a Lender

By: /s/ Chris Burns
Name: Chris Burns
Title: Vice President

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	[___PNC Bank, National Association_____],
as a Lender

By: /s/ Richard C. Brown
Name: Richard C. Brown
Title: Senior Vice President

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	[___SunTrust Bank____________],
as a Lender

By: /s/ Mary K Lundin
Name: Mary K. Lundin
Title: Vice President

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	[___U.S BANK NATIONAL ASSOCIATION__],
as a Lender

By: /s/ Brian Seipke
Name: Brian Seipke
Title: Vice President

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	[___JPMORGAN CHASE BANK, N.A.____],
as a Lender

By: /s/ Daglas P Panchal
Name: Daglas P Panchal
Title: Vice President

CREE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	[___Bank of America N.A.____],
as a Lender

By: /s/ John K. Herman
Name: John K. Herman
Title: Vice President